News Release
nVent Reports Fourth Quarter and Full-Year 2019 Financial Results
Margin expansion across all segments and strong cash generation

•	Fourth quarter reported sales of $567 million were flat; Organic sales down 3%. Full-year reported sales of $2.2 billion

•	Fourth quarter reported EPS of $0.27; Adjusted EPS of $0.47. Full-year reported EPS of $1.29; Adjusted EPS of $1.78

•	Full-year net cash provided by operating activities of $336 million; Returned over $350 million in cash to shareholders through dividends and share repurchases

Reconciliations of GAAP (reported) to Non-GAAP measures are in the attached financial tables.
LONDON, UNITED KINGDOM – February 5, 2020 – nVent Electric plc (NYSE:NVT) (“nVent”), a global leader in electrical connection and protection solutions, today announced financial results for the fourth quarter and full-year 2019 and provided guidance for the first quarter and full-year 2020.
Fourth quarter sales of $567 million were flat relative to the fourth quarter 2018 and declined 3 percent organically, which excludes the impact from currency fluctuations and acquisitions. Eldon added approximately $23 million in sales to the Enclosures segment during the fourth quarter, and $31 million for the year. Fourth quarter 2019 earnings per diluted share (“EPS”) were $0.27, while on an adjusted basis, the company had EPS of $0.47. Full-year sales of $2.2 billion were flat relative to full-year 2018. Full-year 2019 EPS were $1.29, while on an adjusted basis, the company had EPS of $1.78. Segment income, adjusted net income, free cash flow and adjusted EPS are described in the attached schedules.
Fourth quarter 2019 operating income was $83 million, down from $86 million in the fourth quarter of 2018. On an adjusted basis, segment income of $109 million was up from $108 million in the fourth quarter of 2018, as price and productivity initiatives more than offset inflation. Full-year 2019 operating income was $333 million versus $311 million in 2018. On an adjusted basis, segment income was $424 million, flat compared to full-year 2018.
Full-year net cash provided by operating activities was $336 million and total free cash flow was $304 million. The company delivered full-year free cash flow of approximately 100 percent of adjusted net income.
“Our fourth quarter results demonstrated solid execution in a difficult macro environment as we grew segment income, expanded return on sales in each segment and delivered strong free cash flow. In 2019, we completed the acquisition of Eldon, met our cash conversion goals and invested in R&D and digital to position us well for future growth, “ said Beth Wozniak, nVent's chief executive officer. “In 2020, we expect to accelerate and expand our One nVent growth initiatives, launch a record number of new products and grow globally. We are focused on continued margin expansion, working capital improvements and executing on our capital allocation strategy.”

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FOURTH QUARTER PERFORMANCE ($ in millions)

nVent Electric plc
	Three months ended
	December 31, 2019	December 31, 2018	% / point change
Net Sales	$567	$568	0%
Organic			-3%
Operating Income	$83	$86	-4%
Reported ROS	14.6%	15.2%
Segment Income	$109	$108	—%
Adjusted ROS	19.2%	19.1%	10 bps

Enclosures
	Three months ended
	December 31, 2019	December 31, 2018	% / point change
Net Sales	$256	$251	2%
Organic			-6%
ROS	15.6%	15.5%	10 bps

Thermal Management
	Three months ended
	December 31, 2019	December 31, 2018	% / point change
Net Sales	$169	$179	-5%
Organic			-4%
ROS	27.9%	27.1%	80 bps

Electrical & Fastening Solutions ("EFS")
	Three months ended
	December 31, 2019	December 31, 2018	% / point change
Net Sales	$142	$139	2%
Organic			3%
ROS	25.1%	23.8%	130 bps

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FULL-YEAR PERFORMANCE ($ in millions)

nVent Electric plc
	Full-Year
	December 31, 2019	December 31, 2018	% / point change
Net Sales	$2,204	$2,214	0%
Organic			0%
Operating Income	$333	$311	7%
Reported ROS	15.1%	14.0%
Segment Income	$424	$424	0%
Adjusted ROS	19.3%	19.1%	20 bps

Enclosures
	Full-Year
	December 31, 2019	December 31, 2018	% / point change
Net Sales	$1,034	$1,020	1%
Organic			0%
ROS	17.5%	17.1%	40 bps

Thermal Management
	Full-Year
	December 31, 2019	December 31, 2018	% / point change
Net Sales	$591	$623	-5%
Organic			-3%
ROS	24.6%	24.7%	-10 bps

EFS
	Full-Year
	December 31, 2019	December 31, 2018	% / point change
Net Sales	$580	$571	2%
Organic			3%
ROS	25.8%	25.3%	50 bps

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GUIDANCE FOR FULL-YEAR AND FIRST QUARTER 2020
The company is introducing 2020 sales guidance of flat to up 5 percent, which represents a range of a 2 percent decrease to a 2 percent increase in organic sales versus the prior year. The company expects full-year 2020 EPS on a GAAP basis of $1.55 to $1.65 and $1.85 to $1.95 on an adjusted basis.
In addition, the company estimates reported sales for the first quarter of 2020 to be in the range of down 1 to up 1 percent, which represents a 4 to 2 percent decrease on an organic basis. The company estimates first quarter 2020 EPS on a GAAP basis of $0.29 to $0.33 and adjusted EPS of $0.37 to $0.41.
DIVIDENDS
nVent previously announced on September 24, 2019 that its Board of Directors approved a regular cash dividend of $0.175 per ordinary share, which was paid during the fourth quarter on November 1, 2019. nVent also announced on December 10, 2019 that its Board of Directors approved a regular cash dividend of $0.175 per ordinary share, payable during the first quarter on February 7, 2020.

EARNINGS CONFERENCE CALL
nVent’s management team will discuss the company’s fourth quarter and full-year performance on a conference call with analysts and investors at 8:00 a.m. Eastern today. A live audio webcast of the conference call and materials will be available through the “Investor Relations” section of the company’s website (https://investors.nvent.com). To participate, please dial 855-493-3495 or 720-405-2160 along with conference number 5448879 approximately ten minutes before the 8:00 a.m. ET start. A replay of the conference call will be made accessible once it becomes available and will remain accessible through midnight on March 13, 2020 by dialing 855-859-2056 or 404-537-3406, along with the above conference number.

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About nVent

nVent is a leading global provider of electrical connection and protection solutions. We believe our inventive electrical solutions enable safer systems and ensure a more secure world. We design, manufacture, market, install and service high performance products and solutions that connect and protect some of the world's most sensitive equipment, buildings and critical processes. We offer a comprehensive range of enclosures, electrical connections and fastening and thermal management solutions across industry-leading brands that are recognized globally for quality, reliability and innovation. Our principal office is in London, United Kingdom and our management office in the United States is in Minneapolis, Minnesota. Our robust portfolio of leading electrical product brands dates back more than 100 years and includes nVent CADDY, ERICO, HOFFMAN, RAYCHEM, SCHROFF and TRACER.
nVent, CADDY, ERICO, HOFFMAN, RAYCHEM, SCHROFF and TRACER are trademarks owned or licensed by nVent Services GmbH or its affiliates.

CAUTION CONCERNING FORWARD-LOOKING STATEMENTS

This press release contains statements that we believe to be “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical fact are forward-looking statements. Without limitation, any statements preceded or followed by or that include the words “targets,” “plans,” “believes,” “expects,” “intends,” “will,” “likely,” “may,” “anticipates,” “estimates,” “projects,” “forecasts,” “should,” “would,” “positioned,” “strategy,” “future,” or words, phrases or terms of similar substance or the negative thereof, are forward-looking statements. All projections in this press release are also forward-looking statements. These forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties, assumptions and other factors, some of which are beyond our control, which could cause actual results to differ materially from those expressed or implied by such forward-looking statements. These factors include the ability to realize the anticipated benefits from our separation from Pentair (the "Separation"); adverse effects on our business operations or financial results; the ability of our business to operate independently following the Separation; overall global economic and business conditions impacting our business; the ability to achieve the benefits of our restructuring plans; the ability to successfully identify, finance, complete and integrate acquisitions, including the acquisition of Eldon Holding AB; competition and pricing pressures in the markets we serve, including the impacts of tariffs; the strength of housing and related markets; volatility in currency exchange rates and commodity prices; inability to generate savings from excellence in operations initiatives consisting of lean enterprise, supply management and cash flow practices; increased risks associated with operating foreign businesses; the ability to deliver backlog and win future project work; failure of markets to accept new product introductions and enhancements; the impact of changes in laws and regulations, including those that limit U.S. tax benefits; the outcome of litigation and governmental proceedings; and the ability to achieve our long-term strategic operating goals. Additional information concerning these and other factors is contained in our filings with the Securities and Exchange Commission, including our Annual Report on Form 10-K, as amended. All forward-looking statements speak only as of the date of this press release. nVent assumes no obligation, and disclaims any obligation, to update the information contained in this press release.

Investor Contact
J.C. Weigelt
Vice President, Investor Relations
nVent
763.204.7750
JC.Weigelt@nVent.com

Media Contact
Jill Saletta
Vice President, Communications
nVent
763.204.7771
Jill.Saletta@nVent.com

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nVent Electric plc
Condensed Consolidated and Combined Statements of Income (Unaudited)

	Three months ended		Twelve months ended
In millions, except per-share data	December 31, 2019	December 31, 2018	December 31, 2019	December 31, 2018
Net sales	$566.7	$568.1	$2,204.0	$2,213.6
Cost of goods sold	347.1	349.4	1,338.2	1,337.5
Gross profit	219.6	218.7	865.8	876.1
% of net sales	38.8%	38.5%	39.3%	39.6%
Selling, general and administrative	125.1	120.6	484.5	519.7
% of net sales	22.1%	21.2%	22.0%	23.5%
Research and development	12.0	11.9	48.2	45.6
% of net sales	2.1%	2.1%	2.2%	2.1%
Operating income	82.5	86.2	333.1	310.8
% of net sales	14.6%	15.2%	15.1%	14.0%
Net interest expense	10.7	9.6	44.7	31.2
Other expense	28.2	3.7	31.0	10.9
Income before income taxes	43.6	72.9	257.4	268.7
Provision (benefit) for income taxes	(1.9)	5.9	34.7	37.9
Effective tax rate	(4.4)%	8.1%	13.5%	14.1%
Net income	$45.5	$67.0	$222.7	$230.8
Earnings per ordinary share
Basic	$0.27	$0.38	$1.30	$1.29
Diluted	$0.27	$0.37	$1.29	$1.28
Weighted average ordinary shares outstanding
Basic	169.4	178.4	171.6	178.6
Diluted	170.6	180.2	173.0	180.8
Cash dividends paid per ordinary share	$0.175	$0.175	$0.70	$0.35

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nVent Electric plc
Condensed Consolidated Balance Sheets (Unaudited)

	December 31, 2019	December 31, 2018
In millions
Assets
Current assets
Cash and cash equivalents	$106.4	$159.0
Accounts and notes receivable, net	334.3	340.9
Inventories	244.7	228.2
Other current assets	113.3	118.4
Total current assets	798.7	846.5
Property, plant and equipment, net	284.5	264.8
Other assets
Goodwill	2,279.1	2,234.3
Intangibles, net	1,160.5	1,173.3
Other non-current assets	117.5	33.8
Total other assets	3,557.1	3,441.4
Total assets	$4,640.3	$4,552.7
Liabilities and Equity
Current liabilities
Current maturities of long-term debt and short-term borrowings	$17.5	$12.5
Accounts payable	187.1	186.4
Employee compensation and benefits	71.9	75.8
Other current liabilities	185.7	187.0
Total current liabilities	462.2	461.7
Other liabilities
Long-term debt	1,047.1	929.2
Pension and other post-retirement compensation and benefits	207.2	177.9
Deferred tax liabilities	237.8	224.8
Other non-current liabilities	93.5	72.0
Total liabilities	2,047.8	1,865.6
Equity	2,592.5	2,687.1
Total liabilities and equity	$4,640.3	$4,552.7

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nVent Electric plc
Condensed Consolidated and Combined Statements of Cash Flows (Unaudited)

	Twelve months ended
In millions	December 31, 2019	December 31, 2018
Operating activities
Net income	$222.7	$230.8
Adjustments to reconcile net income to net cash provided by (used for) operating activities
Depreciation	35.4	36.2
Amortization	61.4	60.9
Deferred income taxes	(24.6)	(23.6)
Share-based compensation	16.1	12.8
Pension and other post-retirement expense	36.5	14.9
Pension and other post-retirement contributions	(5.8)	(6.7)
Changes in assets and liabilities, net of effects of business acquisitions
Accounts and notes receivable	26.6	(1.3)
Inventories	0.9	(12.0)
Other current assets	10.2	7.3
Accounts payable	(7.9)	13.4
Employee compensation and benefits	(6.6)	6.8
Other current liabilities	(16.9)	27.5
Other non-current assets and liabilities	(11.7)	(23.5)
Net cash provided by (used for) operating activities	336.3	343.5
Investing activities
Capital expenditures	(38.8)	(39.5)
Proceeds from sale of property and equipment	6.3	2.4
Acquisitions, net of cash acquired	(127.8)	(2.0)
Net cash provided by (used for) investing activities	(160.3)	(39.1)
Financing activities
Net repayments of short-term borrowings	—	(0.3)
Net receipts of revolving credit facility	134.6	—
Proceeds from long-term debt	—	1,000.0
Repayments of long-term debt	(14.1)	(52.5)
Debt issuance costs	—	(9.9)
Cash provided at separation to former Parent	—	(993.6)
Dividends paid	(120.7)	(62.9)
Shares issued to employees, net of shares withheld	9.5	8.6
Repurchases of ordinary shares	(235.7)	(56.0)
Net cash provided by (used for) financing activities	(226.4)	(166.6)
Effect of exchange rate changes on cash and cash equivalents	(2.2)	(5.7)
Change in cash and cash equivalents	(52.6)	132.1
Cash and cash equivalents, beginning of year	159.0	26.9
Cash and cash equivalents, end of year	$106.4	$159.0

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nVent Electric plc
Supplemental Financial Information by Reportable Segment (Unaudited)

	2019
In millions	First Quarter	Second Quarter	Third Quarter	Fourth Quarter	Full Year
Net sales
Enclosures	$255.5	$260.0	$262.6	$255.7	$1,033.8
Thermal Management	145.1	128.8	147.6	169.1	590.6
Electrical & Fastening Solutions	137.4	150.7	149.6	141.9	579.6
Total	$538.0	$539.5	$559.8	$566.7	$2,204.0
Segment income (loss)
Enclosures	$45.6	$48.2	$47.6	$39.9	$181.3
Thermal Management	34.3	25.3	38.5	47.2	145.3
Electrical & Fastening Solutions	31.2	41.6	41.3	35.6	149.7
Other	(14.9)	(10.3)	(12.8)	(14.0)	(52.0)
Total	$96.2	$104.8	$114.6	$108.7	$424.3
Return on sales
Enclosures	17.8%	18.5%	18.1%	15.6%	17.5%
Thermal Management	23.6%	19.6%	26.1%	27.9%	24.6%
Electrical & Fastening Solutions	22.7%	27.6%	27.6%	25.1%	25.8%
Total	17.9%	19.4%	20.5%	19.2%	19.3%

	2018
In millions	First Quarter	Second Quarter	Third Quarter	Fourth Quarter	Full Year
Net sales
Enclosures	$254.1	$255.6	$259.5	$250.5	$1,019.7
Thermal Management	147.9	139.0	157.4	178.9	623.2
Electrical & Fastening Solutions	136.9	148.1	147.0	138.7	570.7
Total	$538.9	$542.7	$563.9	$568.1	$2,213.6
Segment income (loss)
Enclosures	$40.6	$47.9	$47.4	$38.9	$174.8
Thermal Management	33.5	30.4	41.9	48.4	154.2
Electrical & Fastening Solutions	31.7	40.9	38.9	33.0	144.5
Other	(12.3)	(12.4)	(13.2)	(12.0)	(49.9)
Total	$93.5	$106.8	$115.0	$108.3	$423.6
Return on sales
Enclosures	16.0%	18.7%	18.3%	15.5%	17.1%
Thermal Management	22.7%	21.9%	26.6%	27.1%	24.7%
Electrical & Fastening Solutions	23.2%	27.6%	26.5%	23.8%	25.3%
Total	17.4%	19.7%	20.4%	19.1%	19.1%

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nVent Electric plc
Reconciliation of GAAP to non-GAAP financial measures for the year ended December 31, 2019 excluding the effect of 2019 adjustments (Unaudited)

In millions, except per-share data	First Quarter	Second Quarter	Third Quarter	Fourth Quarter	Full Year
Net sales	$538.0	$539.5	$559.8	$566.7	$2,204.0
Operating income	77.5	87.0	86.1	82.5	333.1
% of net sales	14.4%	16.1%	15.4%	14.6%	15.1%
Adjustments:
Restructuring and other	3.6	2.7	11.2	6.7	24.2
Acquisition transaction and integration costs	—	—	1.9	0.5	2.4
Intangible amortization	15.1	15.1	15.4	15.8	61.4
Inventory step-up amortization	—	—	—	3.2	3.2
Segment income	$96.2	$104.8	$114.6	$108.7	$424.3
Return on sales	17.9%	19.4%	20.5%	19.2%	19.3%
Net income - as reported	$56.4	$60.9	$59.9	$45.5	$222.7
Adjustments to operating income	18.7	17.8	28.5	26.2	91.2
Pension and other post-retirement mark-to-market loss	—	—	—	27.3	27.3
Income tax adjustments	(5.6)	(3.3)	(4.6)	(19.3)	(32.8)
Net income - as adjusted	$69.5	$75.4	$83.8	$79.7	$308.4
Diluted earnings per ordinary share
Diluted earnings per ordinary share - as adjusted	$0.32	$0.35	$0.35	$0.27	$1.29
Adjustments	0.07	0.09	0.14	0.20	0.49
Diluted earnings per ordinary share - as adjusted	$0.39	$0.44	$0.49	$0.47	$1.78

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nVent Electric plc
Reconciliation of GAAP to non-GAAP financial measures for the year ended December 31, 2018 excluding the effect of 2018 adjustments (Unaudited)

In millions, except per share data	First Quarter	Second Quarter	Third Quarter	Fourth Quarter	Full Year
Net sales	$538.9	$542.7	$563.9	$568.1	$2,213.6
Operating income	65.6	65.3	93.7	86.2	310.8
% of net sales	12.2%	12.0%	16.6%	15.2%	14.0%
Adjustments:
Restructuring and other	2.8	2.3	1.3	1.3	7.7
Intangible amortization	15.4	15.2	15.2	15.1	60.9
Separation costs	9.7	24.8	4.8	5.7	45.0
Corporate allocations	—	(0.8)	—	—	(0.8)
Segment income	$93.5	$106.8	$115.0	$108.3	$423.6
Return on sales	17.4%	19.7%	20.4%	19.1%	19.1%
Net income - as reported	$52.3	$43.3	$68.2	$67.0	$230.8
Interest expense adjustment - pro forma	(5.6)	—	—	—	(5.6)
Adjustments to operating income	27.9	41.5	21.3	22.1	112.8
Pension and other post-retirement mark-to-market loss	—	4.1	—	2.9	7.0
Income Tax Adjustments	(4.0)	(9.8)	(5.5)	(11.7)	(31.0)
Net income - pro forma adjusted	$70.6	$79.1	$84.0	$80.3	$314.0
Diluted earnings per ordinary share - pro forma adjusted
Diluted earnings per ordinary share - pro forma	$0.29	$0.24	$0.38	$0.37	$1.28
Adjustments	0.10	0.20	0.08	0.08	0.46
Diluted earnings per ordinary share - as adjusted	$0.39	$0.44	$0.46	$0.45	$1.74

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nVent Electric plc
Reconciliation of GAAP to non-GAAP financial measures for the year ended December 31, 2020 excluding the effect of 2020 adjustments (Unaudited)

In millions, except per-share data	Forecast (1)
	First Quarter	Full Year
Net income - as reported	$53	$271
Intangible amortization	16	63
Income tax adjustments	(3)	(11)
Net income - as adjusted	$66	$323
Diluted earnings per ordinary share
Diluted earnings per ordinary share - as reported	$0.29 - $0.33	$1.55 - $1.65
Adjustments	0.08	0.30
Diluted earnings per ordinary share - as adjusted	$0.37 - $0.41	$1.85 - $1.95
(1) Forecast information represents an approximation

nVent Electric plc
Reconciliation of Net Sales Growth to Organic Net Sales Growth by Segment
for the quarter and year ended December 31, 2019 (Unaudited)

	Q4 Net Sales Growth				Full Year Net Sales Growth
	Organic	Currency	Acq./Div.	Total	Organic	Currency	Acq./Div.	Total
nVent	(3.4)%	(0.9)%	4.0%	(0.3)%	(0.2)%	(1.6)%	1.4%	(0.4)%
Enclosures	(6.4)%	(0.8)%	9.2%	2.0%	(0.3)%	(1.3)%	3.0%	1.4%
Thermal Management	(4.4)%	(1.0)%	—%	(5.4)%	(2.8)%	(2.4)%	—%	(5.2)%
Electrical & Fastening Solutions	3.1%	(0.8)%	—%	2.3%	3.0%	(1.4)%	—%	1.6%

nVent Electric plc
Reconciliation of Net Sales Growth to Organic Net Sales Growth by Segment
for the quarter ended March 31, 2020 and the year ended December 31, 2020 (Unaudited)

	Forecast (1)
	Q1 Net Sales Growth				Full Year Net Sales Growth
	Organic	Currency	Acq./Div.	Total	Organic	Currency	Acq./Div.	Total
nVent	(4) - (2)%	(1)%	4%	(1) - 1%	(2) - 2%	(1) - 0%	3%	0 - 5%
Enclosures					(3) - 1%	—%	6%	3 - 7%
Thermal Management					(1) - 3%	—%	—%	(1) - 3%
Electrical & Fastening Solutions					0 - 3%	—%	—%	0 - 3%
(1) Forecast information represents an approximation

nVent Electric plc
Reconciliation of cash from operating activities to free cash flow (Unaudited)

	Three months ended	Twelve months ended
In millions	December 31, 2019	December 31, 2019
Net cash provided by (used for) operating activities	$178.8	$336.3
Capital expenditures	(9.8)	(38.8)
Proceeds from sale of property and equipment	0.2	6.3
Free cash flow	$169.2	$303.8